American Century World Mutual Funds, Inc.
Prospectus Supplement

Emerging Markets Fund ■ Global Growth Fund
International Discovery Fund ■ International Growth Fund
International Opportunities Fund ■ International Stock Fund
NT Emerging Markets Fund ■ NT International Growth Fund

Supplement dated July 16, 2010 ■ Prospectuses dated March 1, 2010

Effective July 16, 2010, American Century Global Investment Management, Inc. (ACGIM) merged into American Century Investment Management, Inc. (ACIM).

The following replaces the Investment Advisor under Portfolio Management in the prospectuses:

Investment Advisor
American Century Investment Management, Inc.

The following replaces the first two paragraphs under The Investment Advisor in the prospectuses:

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

The following replaces the paragraph under the Management Fees Paid table under The Investment Advisor in the prospectuses:

A discussion regarding the basis for the Board of Directors' approval of the fund's previous investment advisory agreements with the advisor is available in the fund's report to shareholders dated November 30, 2009. A discussion regarding the basis for the Board of Directors' approval of the fund's current investment advisory agreement with the advisor will be available in the fund's report to shareholders dated May 28, 2010.

The following replaces the italicized list under the Emerging Markets Risk heading and description in the Principal Investments, Principal Risks and Performance section on page 3 of the Emerging Markets and NT Emerging Markets prospectuses.

The fund considers a security to be an emerging markets security if its issuer is located outside the following list of developed countries: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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